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                                                            EXHIBIT 4.10

                           INCORPORATED UNDER THE LAWS OF
                               THE STATE OF DELAWARE

                              CELLNET DATA SYSTEMS, INC.

Number 1                       A Delaware Corporation              _____ Shares

     THIS CERTIFIES THAT *CELLNET FUNDING, LLC, A DELAWARE CORPORATION* is the record holder of *___________* shares of the Preferred Stock, $.001 par value, of CELLNET DATA SYSTEMS, INC., A DELAWARE CORPORATION transferable only on the share register of said corporation, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed or assigned.

     This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of this said corporation and any amendments thereto, and the Bylaws of said
Corporation and any amendments thereto, to all of which the holder of this certificate, by acceptance hereof, assents.

     A statement of all the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes of shares of stock of the corporation and upon the holders thereof may be obtained by any shareholder, upon request and without charge, at the principal office of the corporation.

     WITNESS the signatures of the corporation's duly authorized officers on this _____ day of ________, 1998.

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David L. Perry, Secretary                           John M. Seidl, President

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FOR VALUE RECEIVED _________________ HEREBY SELL, ASSIGN, AND TRANSFER UNTO
___________ SHARES REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _________, AS ATTORNEY, TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ___________________, 19____

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            (WITNESS)                                 (SHAREHOLDER)

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                                                       (SHAREHOLDER)

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO SALE OR DISPOSITION OF THESE SECURITIES MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY AND WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR RECEIPT OF A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.